EIGHTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT
AND AMENDMENT TO AMENDED AND
RESTATED COLLATERAL PLEDGE AGREEMENT

This Eighth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Amended and Restated Collateral Pledge Agreement, dated as of November 6, 2017 (the "Amendment"), by and among RCM Technologies, Inc. and all of its subsidiaries (collectively, the "Borrowers"), Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the "Agent"), and Citizens Bank of Pennsylvania, as lender (the "Lender").
BACKGROUND
A. The subsidiaries of RCM Technologies, Inc. ("RCM") which are a party to this Amendment, other than RCMT Europe Holdings, Inc., a Delaware corporation (the "New Borrower"), are at times referred to herein as the "Existing Borrowers".
B. The Lender and the Existing Borrowers made, executed and delivered a Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, as amended by a certain Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 22, 2011, a certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 24, 2011, a certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December, 2011, a certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2014, a certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated December 14, 2015, a certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated June 13, 2016, and a certain Seventh Amendment to Second Amended and Restated Loan and Security Agreement dated March 8, 2017 (collectively, the "Original Loan and Security Agreement").

C. In connection with the Original Loan and Security Agreement, RCM and RCMT Delaware, Inc. and Agent entered into a certain Amended and Restated Collateral Pledge Agreement, dated February 19, 2009, pursuant to which RCM  and RCMT Delaware, Inc. granted to the Agent, for the benefit of the Lenders, a first priority security interest in the Collateral (as defined therein) (the "Original Pledge Agreement"). The Collateral described in the Original Pledge Agreement is, at times, referred to herein as the "Pledge Agreement Collateral".
D. In connection with the Original Loan and Security Agreement, the Existing Borrowers executed and delivered a Seventh Amended and Restated Revolving Credit Note payable to the order of the Lender, dated December 12, 2014 in the original principal amount of $35,000,000.00 (the "Existing Restated Credit Note").
E. As security for (a) the punctual performance in full by the Existing Borrowers of their obligations under the Loan Documents (as such term is defined in the Original Loan and Security Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, and (c) the punctual payment of any other amounts which at any time may be due and payable from the Existing Borrowers to the Agent or the Lenders, in each case whether presently existing or hereafter arising (collectively, the "Secured Obligations"), the Existing Borrowers granted a security interest to the Agent, for the benefit of the Lenders, in the Collateral (as such term is defined in the Original Loan and Security Agreement), pursuant to the terms and provisions of the Original Loan and Security Agreement.  The Collateral described in the Original Loan and Security Agreement is, at times, referred to herein as the "OLS Collateral".

F. RCM owns all of the equity interests of the New Borrower and, pursuant to the terms of the Original Loan and Security Agreement, the New Borrower is required to become a "Borrower" under the Loan Agreement and the other Loan Documents, and RCM is required to pledge to the Agent, for the benefit of the Lender, its equity interest in the New Borrower as additional Pledge Agreement Collateral.
G. A wholly-owned subsidiary of the New Borrower, RCM Technologies Netherlands B.V. (the "PSR Acquisition Subsidiary"), has agreed to acquire (the "PSR Acquisition") all of the outstanding equity interests issued by PSR Engineering Solutions d.o.o. Beograd (Voždovac), a Serbian limited liability corporation, registry number 20224401 ("PSR"), pursuant to the terms and provisions of that certain Equity Purchase Agreement, dated as of November 6, 2017, by and among PSR Acquisition Subsidiary, as the buyer, PSR, and Lazar Popovic, as the sole stakeholder of PSR (the "Purchase Agreement").
H. Pursuant to the terms and provisions of the Original Loan and Security Agreement, the Borrowers are required to obtain the Lender's consent to the consummation of the PSR Acquisition, and the Lender is willing to provide such consent upon the terms and conditions set forth herein.
I. In recognition of the benefits and privileges under the Loan Documents, the New Borrower has also requested that it be permitted to join in the Loan Documents as if an original signatory thereto.  In light of the terms of the Original Loan and Security Agreement and the fact that the New Borrower desires to become a party to the Loan Documents, the Existing Borrowers, the New Borrower, the Agent and the Lender have agreed to add the New Borrower as a "Borrower" under the Original Loan and Security Agreement, subject to the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Defined Terms.  Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan and Security Agreement.  This Amendment is intended to amend the Original Loan and Security Agreement and the Original Pledge Agreement, and the Original Loan and Security Agreement and Original Pledge Agreement shall be so amended, from and as of the date hereof.
2. Amendments to Original Loan and Security Agreement Definitions.  The Original Loan and Security Agreement shall be amended so that all references to (a) "Agreement" contained therein shall mean the Original Loan and Security Agreement, as amended herein, and as further amended, supplemented or modified from time to time (referred to herein as the "Loan Agreement"), and (b) "Note" or "Revolving Credit Note" shall mean the Eighth Restated Note (as such term is defined hereinafter).
3. Amendments to Original Pledge Agreement Definitions.  The Original Pledge Agreement shall be amended so that all references to "Pledge Agreement" contained therein shall mean the Original Pledge Agreement, as amended herein, and as further amended, supplemented or modified from time to time (referred to herein as the "Pledge Agreement").
4. Amendment to Section 6.14 of Original Loan and Security Agreement.  Section 6.14 of the Original Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

"6.14               "Acquisitions:   All Acquisitions (regardless of whether such Acquisition is funded with the proceeds of any Loan hereunder), other than (a) an Acquisition in which the assets or stock of one Borrower (other than RCM) is being acquired by another Borrower, or (b) an Acquisition in which (i) the total consideration to be paid by the Borrower (including without limitation the assumption or satisfaction of any liabilities in connection therewith) is less than $500,000, (ii) the business conducted by the seller or target, as applicable, is profitable and in the Borrower's same line or similar line of business, and (iii) no Event of Default or Unmatured Event of Default is then in existence or would be created as a result of the consummation of such Acquisition, must be approved by the Majority Lenders if Total Funded Debt to EBITDA of the Borrower (for the prior rolling four (4) quarters) following such Acquisition exceeds 1.5x on a pro forma basis.  Any Acquisition (regardless of whether such Acquisition is funded with the proceeds of any Loan hereunder) of an entity exhibiting negative EBITDA in the preceding 12 months must be approved by the Majority Lenders, unless such negative EBITDA is solely a result of excess distributions and/or excess compensation paid by such entity to its members, shareholders or equity owners (as determined by the Majority Lenders in their sole discretion).  All Acquisitions shall be in the Borrower's same line or similar line of business and show historical and pro forma covenant compliance based on an adjusted historical financial basis, unless such non-compliance is solely a result of excess distributions and/or excess compensation paid by such acquired entity to its members, shareholders or other equity owners (as determined by the Majority Lenders in their sole discretion).  The results of due diligence, including without limitation a review of the acquisition documents, shall be to the satisfaction of the Majority Lenders in their sole discretion.  Notwithstanding anything herein to the contrary, any Acquisition shall have been approved by the Board of Directors or like governing body of the acquiree."
5. Amendments to Schedules to Original Loan and Security Agreement.
(a)          Exhibit 5.1 to the Original Loan and Security Agreement is hereby deleted in its entirety and replaced with the form of Exhibit 5.1 (Borrowers States of Qualifications) attached as Schedule 1 to this Amendment.
(b)          Exhibit 5.7 to the Original Loan and Security Agreement is hereby deleted in its entirety and replaced with the form of Exhibit 5.7 (Tax Identification Number) attached as Schedule 2 to this Amendment.
(c)          Exhibit 5.9 to the Original Loan and Security Agreement is hereby deleted in its entirety and replaced with the form of Exhibit 5.9 (Subsidiaries and Affiliates) attached as Schedule 3 to this Amendment.
6. Acquisition of RAF Services, Inc.  The Lender hereby ratifies and approves the Acquisition by RCM of the assets of RAF Services, Inc. which was completed in April 2017.
7. Acquisition of PSR.  The Lender hereby consents, simultaneously with the effectiveness of this Amendment, to the consummation of the PSR Acquisition by PSR Acquisition Subsidiary, provided that the PSR Acquisition is (a) consummated strictly in accordance with the terms and provisions of the execution version of the Purchase Agreement delivered by the Borrower to the Lender pursuant to the provisions of Section 14(g) of this Amendment, and (b) evidence thereof (including a copy of the fully executed Purchase Agreement) satisfactory to the Lender, in its sole discretion, is delivered by the Borrowers to the Lender within three (3) days of the date of this Amendment. In connection with the consummation of the PSR Acquisition, the Lender hereby waives the requirement that PSR and PSR Acquisition Subsidiary each become a "Borrower" under the Original Loan and Security Agreement.

8. Joinder.
(a)          Upon the effectiveness of this Amendment, the New Borrower joins in, assumes the obligations of a Borrower under, adopts the terms of and becomes a Borrower under, the Loan Agreement and the other Loan Documents, including without limitation the obligation to assign and grant to the Agent, on behalf of the Lender, a continuing first lien on and security interest in, upon and to all of the New Borrower's Property and business assets.  All references to Borrower or Borrowers contained in the Loan Agreement or the other Loan Documents are hereafter deemed, for all purposes, to refer to and include the New Borrower, and the New Borrower hereby agrees to comply, from and after the date hereof, with all of the terms and conditions of the Loan Agreement and the other Loan Documents as if it was an original signatory thereto.
(b)          Without limiting the generality of the provisions of subparagraph (a) above, the New Borrower is liable, on a joint and several basis, along with all of the other Existing Borrowers for all Obligations incurred at any time by any one or more Borrowers under the Loan Agreement and the other Loan Documents, as amended hereby or as the same may be hereafter amended, modified or supplemented.
(c)          As a security for the payment of the Obligations, and satisfaction by the Borrowers of all covenants and undertakings contained in the Loan Agreement and the other Loan Documents:

(i) The New Borrower hereby assigns and grants to the Agent, on behalf of the Lenders, a first lien on and security interest in, upon and to all of its Property and business assets, including without limitation to the following described Property (the "New Borrower Collateral"):
(A) Accounts, Contracts, Rights, Etc. - All now owned and hereafter acquired, created, or arising Accounts, accounts receivable, notes receivable, contract rights, chattel paper, documents (including documents of title), instruments and letters of credit;
(B) Inventory - All now owned or hereafter acquired, created or arising Inventory of every nature and kind, wherever located;
(C) Equipment - Except as set forth in Section 7.3(d) of the Loan Agreement, all now owned or hereafter acquired equipment, including without limitation machinery, furniture and fixtures, wherever located, and all replacements, parts, accessories, substitutions and additions thereto;
(D) General Intangibles - All now owned and hereafter acquired, created or arising general intangibles of every kind and description, including, but not limited, to all existing and future customer lists, telephone lists and directories, choses in action, loans, claims, books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, blueprints, drawings, designs and plans, trade secrets, formulae, tax and other types of refunds, rights to or in employee or other pension, retirement or similar plans and any assets thereof, or any portion thereof, including without limitation refunds for overpayments, distributions upon termination, reversion of any surplus assets or otherwise, returned and unearned insurance premiums, rights and claims under insurance policies relating to the Collateral, computer information, software, records, data and except where the terms of same prohibit the grant of a security interest, contracts, contract rights, distributorship agreements, licenses and license agreements;
(E) Deposit Accounts and Related Property - All now existing and hereafter acquired or arising deposit accounts, investment accounts, commercial paper investment property, including investment securities, and certificates of deposit, of every nature wherever located, and all documents and records associated therewith;
(F) Property in Agent's Lender's Possession - All property, now or hereafter in the Agent's or the Lender's possession;
(G) Other Property - All other personal Property of the New Borrower not described above whether now existing or hereafter acquired;
(H) Intercompany Notes - All Intercompany Notes; and
(I) Proceeds - The proceeds (including, without limitation, insurance proceeds), whether cash or non-cash, of all the foregoing.

d.          The New Borrower hereby covenants, confirms and agrees that, as security for the repayment of the Obligations, the Agent, for the benefit of the Lenders, is hereby granted, and shall therefore have and continue to have, a continuing first priority lien on and security interest in all of the New Borrower Collateral, all whether now existing or hereafter acquired, created or arising, and all proceeds thereof, and that the New Borrower Collateral shall be deemed to be part of the OLS Collateral for all purposes.
9. Pledge Agreement.  The Schedule of Collateral attached to the Pledge Agreement shall be deleted in its entirety and replaced with Schedule 4 attached hereto.
10. Ratification of Security Interests.  Pursuant to the terms of the Loan Agreement and the Pledge Agreement, the Borrowers have provided to the Agent, for the benefit of the Lenders, as security for the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrowers under the Loan Agreement, the Eighth Restated Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by any Borrower to the Agent or the Lenders, a first priority, perfected security interest in the OLS Collateral and the Pledge Agreement Collateral.  Each Borrower hereby ratifies and confirms the liens and security interests granted under the Loan Agreement and the Pledge Agreement; and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of any Borrower under the Loan Agreement, the Eighth Restated Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by any Borrower to the Agent or the Lenders, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the amendments to the Original Loan and Security Agreement or the Original Pledge Agreement, as set forth herein.  Each Borrower acknowledges that the outstanding principal amount of the Eighth Restated Note is due and owing without any claim, defense or set-off.

11. Confirmation of Representations , Warranties and Covenants.  All representations, warranties and covenants of the Borrowers contained in the Original Loan and Security Agreement and the Original Pledge Agreement, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.  All representations, warranties and covenants of the Borrowers, whether hereunder, or contained in the Original Loan and Security Agreement or the Original Pledge Agreement, shall remain in full force and effect until all amounts due under the Original Loan and Security Agreement, as amended herein, the Eighth Restated Note and each other Loan Document, are satisfied in full.
12. Complimentary Nature of Documents.  Except as modified by the terms hereof and the Eighth Restated Note, all terms, provisions and conditions of the Original Loan and Security Agreement, the Original Pledge Agreement and each other Loan Document, are in full force and effect, and are hereby incorporated by reference as if set forth herein.  This Amendment, the Original Loan and Security Agreement and the Original Pledge Agreement shall be deemed as complementing and not restricting the Agent's or any Lender's rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment and any provision of the Original Loan and Security Agreement or the Original Pledge Agreement, the terms and provisions of this Amendment shall control and prevail.

13. Absence of Events of Default.  Each Borrower hereby represents, warrants and certifies to the Agent and the Lender that no Event of Default or Unmatured Event of Default has occurred and is presently existing under the Loan Documents.
14. Effectiveness Conditions.  This Amendment shall be effective and the New Borrower shall be deemed to be a Borrower under the Loan Agreement and the other Loan Documents upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to the Agent and the Agent's counsel):
(a)          Execution of this Amendment by all parties hereto.
(b)          Certification and delivery of (i) resolutions of the board of directors of each Existing Borrower and the New Borrower authorizing the execution of this Amendment and each document required to be delivered by any section hereof, and (ii) certified copies of the articles of incorporation and by-laws of the New Borrower.
(c)          Execution and delivery of an Incumbency Certificate by each Existing  Borrower and the New Borrower identifying its officers with specimen signatures.
(d)          Execution and delivery by each Existing Borrower and the New Borrower of a promissory note in favor of each Lender, which shall be in replacement of and substitution for the Existing Restated Credit Note.  Such new promissory note (the "Eighth Restated Note) shall be substantially in the form of Exhibit 2.1 to the Loan Agreement and be deemed one of the Notes for all purposes of the Loan Agreement and the other Loan Documents.
(e)          Delivery to the Agent of a Good Standing Certificate for the New Borrower issued by the State of Delaware.

(f)          Original Stock Certificate No. 1 of New Borrower for 100 shares of common stock and an executed Irrevocable Stock Power for such shares of stock, which such Irrevocable Stock Power shall be in the form required under the Pledge Agreement.
(g)          Delivery to the Agent of a copy of the execution version of the  Purchase Agreement which has been approved by all parties thereto, certified to be true, correct and complete by an officer of the New Borrower.
15. Miscellaneous.  This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.
16. WAIVER OF JURY TRIAL.  EACH EXISTING BORROWER AND THE NEW BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE AGENT OR THE LENDER WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.
17. Reimbursement of Costs.  The Existing Borrowers and the New Borrower hereby jointly and severally  agree that they will pay, or cause to be paid or reimburse the Agent and the Lender for, all of costs and expenses incurred by them in connection with this Amendment, including without limitation the fees of their legal counsel.
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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 6th day of November, 2017.

BORROWERS:	RCM TECHNOLOGIES, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES (USA), INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCMT DELAWARE, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES CANADA CORP.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
BUSINESS SUPPORT GROUP OF MICHIGAN, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO

RCMT EUROPE HOLDINGS, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent and Arranger
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP
LENDERS:	CITIZENS BANK OF PENNSYLVANIA, as Lender
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP

SCHEDULE 1

EXHIBIT 5.1

The Borrower's States of Qualifications

Entity	State
Business Support Group of Michigan, Inc.	Michigan
Programming Alternatives of Minnesota, Inc.	Minnesota
RCM Technologies, Inc. (Parent)	California Nevada New Jersey
RCM Technologies (USA), Inc.
Alabama
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Illinois
Indiana
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Nebraska
Nevada
New Hampshire
New Jersey
New York
North Carolina
North Dakota
Ohio
Oklahoma
Pennsylvania

South Carolina Tennessee Texas Virginia Utah Washington West Virginia Wisconsin
RCMT Delaware, Inc.	Delaware
RCM Technologies Canada Corp.	Nova Scotia Ontario
RCMT Europe Holdings, Inc.	Delaware

SCHEDULE 2

EXHIBIT 5.7

Tax Identification Number

RCM Technologies, Inc.                                      95-1480559

RCM Technologies (USA), Inc.                           22-2069427

Programming Alternatives of Minnesota, Inc.        41-1746051

RCMT Delaware, Inc.                                         23-2988221

RCM Technologies Canada Corp.                         13094 5074 (Canada)

Business Support Group of Michigan, Inc.              38-2909968

RCMT Europe Holdings, Inc.                                82-2596767

SCHEDULE 3

EXHIBIT 5.9

Subsidiaries and Affiliates

RCM Technologies (USA), Inc.
Programming Alternatives of Minnesota, Inc.
RCMT Delaware, Inc.
RCM Technologies Canada Corp.
Business Support Group of Michigan, Inc.
RCMT Europe Holdings, Inc.
RCM Technologies Netherlands B.V.
PSR Engineering Solutions d.o.o. Beograd (Voždovac)

SCHEDULE 4
SCHEDULE OF COLLATERAL
The following Collateral is hereby pledged by Pledgor to Pledgee pursuant to the Collateral Pledge Agreement to which this Schedule is attached:
Company                                    Certificate No.                                      Amount of Shares

RCMT Delaware, Inc.                                1     1,000

Business Support Group of
Michigan, Inc.                                             9     50,000
      10       3

RCM Technologies (USA),
Inc. (f/k/a The Consortium)                          13  10,927

RCM Technologies Canada Corp.                 C-1                         2,000

RCMT Europe Holdings, Inc.                        1      100